IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
iShares®
iShares Trust
Supplement dated February 9, 2024 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus and the Statement of Additional Information (the “SAI”),
for the iShares MSCI USA Momentum Factor ETF (MTUM) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
The following changes for the Fund are expected to be implemented on or around February 29, 2024:
Changes to the Fund’s “Principal Investment Strategies”
In the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies,” the first, second, third and fourth paragraphs are deleted in their entirety and replaced, respectively, with the following:
The Fund seeks to track the investment results of the MSCI USA Momentum SR Variant Index (the “Underlying Index”), which consists of stocks exhibiting relatively higher momentum characteristics than the traditional market capitalization-weighted parent index, the MSCI USA Index (the “Parent Index”), as determined by MSCI Inc. (the “Index Provider” or “MSCI”). The Parent Index includes U.S. large- and mid‑capitalization stocks, as defined by MSCI. The Underlying Index is designed to measure the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover, each as determined by the Index Provider.
MSCI uses an algorithm to determine the components in the Underlying Index based on the number of constituents in the Parent Index. A risk-adjusted price momentum metric, defined by MSCI as the excess return over the risk-free rate (i.e., the 3 Month Treasury Bill Rate) divided by the annualized standard deviation of weekly returns over the past three years, is calculated for each security in the Parent Index over 6‑ and 12‑month time periods. The 6‑ and 12‑month risk-adjusted price momentum calculations are then standardized at +/- 3 standard deviations and translated into an average momentum score. MSCI selects the 125 securities with the highest positive momentum scores for inclusion in the Underlying Index. The weight of each Underlying Index constituent is determined by multiplying the security’s momentum score by its market capitalization weight in the Parent Index. Additionally, a capping methodology is applied so that each individual issuer is capped at 5% weight at reconstitution. The Index Provider also takes into account certain diversification rules. At reconstitution, if the aggregate weight of stocks representing more than 4.5% weight is greater than 22.5% of the Underlying Index weight, the Underlying Index is rebalanced such that the aggregate weight of stocks greater than 4.5% does not exceed 22.5% of the

Underlying Index weight. Between reconstitution dates, if the aggregate weight of stocks representing more than 5% weight is greater than 25% of the Underlying Index weight, the Underlying Index is rebalanced such that the aggregate weight of stocks greater than 4.5% does not exceed 22.5% of the Underlying Index weight.
The Underlying Index is reconstituted quarterly. To determine the constituent changes at each quarterly reconstitution, the Index Provider applies an iterative algorithm to cap the one‑way turnover per reconstitution at 30%. As of November 30, 2023, there were 125 securities in the Underlying Index.
As of November 30, 2023, a significant portion of the Underlying Index is represented by securities of companies in the technology, industrials and consumer discretionary industries or sectors. The components of the Underlying Index are likely to change over time.
Changes to the Fund’s “Construction and Maintenance of the Underlying Index”
In the section of the SAI entitled “MSCI USA Momentum SR Index,” the “Index Description” sub‑section on page 39 is deleted in its entirety and replaced, respectively, with the following:
MSCI USA Momentum SR Variant Index
Number of Components: approximately 125
Index Description. The MSCI USA Momentum SR Variant Index is an MSCI Global Standard Index. The Underlying Index consists of stocks exhibiting relatively higher momentum characteristics from the MSCI USA Index (the “Parent Index”), as determined by MSCI Inc. The MSCI USA Momentum SR Variant Index is a version of the MSCI USA Momentum Index, which rebalances quarterly and applies turnover caps at each rebalance.
A risk-adjusted price momentum, defined by MSCI as the excess return over the risk-free rate (i.e., the 3 Month Treasury Bill Rate) divided by the annualized standard deviation of weekly returns over the past 3 years, is calculated for each security in the Parent Index over 6‑ and 12‑ month time periods. The 6‑ and 12‑month risk-adjusted price momentum calculations are then standardized at +/‑3 standard deviations and translated into an average momentum score. The 125 securities with the highest positive momentum scores are predetermined for the Underlying Index at initial construction with an aim to attain a high exposure to the momentum factor while maintaining sufficient market capitalization and number of securities coverages. The weight of each Underlying Index constituent is determined based on the product of the security’s momentum score and its market capitalization weight in the Parent Index and further adjusted to, among others, mitigate the impact of stock-specific risk.
Additionally, a capping methodology is applied so that each individual issuer is capped at 5% weight at reconstitution. The Index Provider also takes into account certain diversification rules. At reconstitution, if the aggregate weight of stocks representing more than 4.5% weight is greater than 22.5% of the Underlying Index weight, the Underlying Index is rebalanced such that the aggregate weight of stocks greater than 4.5% does not exceed 22.5% of the Underlying Index weight. Between constitution dates, if the aggregate weight of stocks representing more than 5% weight is greater than 25% of the Underlying Index weight, the Underlying Index is rebalanced such that the aggregate weight of stocks greater than 4.5% does not exceed 22.5% of the Underlying Index weight.
The Underlying Index is reconstituted quarterly. To determine the constituent changes at each quarterly reconstitution, the Index Provider applies an iterative algorithm to cap the one‑way turnover per reconstitution at 30%.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑MTUM‑0224

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FOR FUTURE REFERENCE